Short-Term Financing Arrangements	12 Months Ended
Oct. 31, 2016
Short Term Financing Arrangements [Abstract]
Short-Term Financing Arrangements

7. SHORT-TERM FINANCING ARRANGEMENTS

Accounts receivable and inventory

Prior to July 31, 2015, the Company used a factor to approve credit and to collect the proceeds from a substantial portion of its sales. Under the terms of the agreement, the Company sold to the factor and the factor purchased from the Company, eligible accounts receivable.

The factor, in its sole discretion, determined whether or not it would accept the credit risk associated with a receivable. If the factor did not accept the credit risk on a receivable, the Company sold the accounts receivable to the factor while retaining the credit risk. In both cases, the Company surrendered all rights and control over the receivable to the factor. However, in cases where the Company retained the credit risk, the amount could be charged back to the Company in the case of non-payment by the customer. The factor was required to remit payments to the Company for the accounts receivable purchased from it, provided the customer did not have a valid dispute related to the invoice. The amount remitted to the Company by the factor equaled the invoiced amount, adjusted for allowances and discounts the Company provided to the customer, less factor charges.

The Company reviewed the collectability of accounts receivable for which it held the credit risk quarterly, based on a review of an aging of open invoices and payment history, to make a determination if any allowance for bad debts was necessary.

In addition, the Company could request that the factor provide it with cash advances based on its accounts receivable and inventory, up to a maximum amount.

Amounts to be paid to the Company by the factor for any accounts receivable were offset by any amounts previously advanced by the factor. The interest rate was prime plus 1.5%, annually, subject to a 5.5% floor. In certain circumstances, an additional 1.0% annually was charged for advances against inventory.

The Company also maintained purchase order financing, up to a maximum of $2,500, to provide funding for the manufacture of its products. In connection with these arrangements, the factor had a security interest in substantially all of the Company’s assets. The factor charged 0.5% of invoiced amounts, subject to certain minimum charges per invoice.

Inventory purchases

Prior to July 31, 2015, certain manufacturers required the Company to prepay or present letters of credit upon placing a purchase order for inventory. The Company had arrangements with a finance company which provided financing secured by the specific goods underlying the goods ordered from the manufacturer. The finance company made the required payment to the manufacturer at the time a purchase order is placed, and was entitled to demand payment from the Company when the goods are delivered. The Company paid a financing fee equal to 1.5% of the purchase order amount for each transaction, plus administrative fees. Additional charges of 0.05% per day (18% annualized) were incurred if the financing remained open for more than 30 days.

The agreements were terminated in the year ended October 31, 2015.